Supplement dated November 3, 2010 to:
Value Line Aggressive Income Trust Prospectus dated June 1, 2010	Value Line Larger Companies Fund, Inc. Prospectus dated May 1, 2010
Value Line New York Tax Exempt Trust Prospectus dated June 1, 2010
Value Line Convertible Fund, Inc. Prospectus dated September 1, 2010
The Value Line Fund, Inc. Prospectus dated May 1, 2010	The Value Line Tax Exempt Fund, Inc. Prospectus dated July 1, 2010
Value Line Income & Growth Fund, Inc. Prospectus dated May 1, 2010	Value Line U.S. Government Money Market Fund, Inc. Prospectus dated May 1, 2010
Value Line U.S. Government Securities Fund, Inc. Prospectus dated January 1, 2010

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Summary Prospectus and all applicable Supplements.

At two separate special meetings of shareholders of each of the Value Line Funds (the “Funds”) held on October 26, 2010 (the “Meetings”), shareholders approved the following proposals with respect to the Value Line Aggressive Income Trust, Value Line Larger Companies Fund, Inc., Value Line Centurion Fund, Inc., Value Line New York Tax Exempt Trust, Value Line Convertible Fund, Inc., Value Line Strategic Asset Management Trust, The Value Line Fund, Inc., The Value Line Tax Exempt Fund, Inc., Value Line Income & Growth Fund, Inc., Value Line U.S. Government Money Market Fund, Inc., Value Line U.S. Government Securities Fund, Inc.:

1.	To elect three nominees for Directors of each Fund, each of whom will serve until he or she resigns, is removed, dies or becomes incapacitated; and

2.	To approve a new investment advisory agreement between each Fund and EULAV Asset Management.

The Meetings were called because the Board of Directors/Trustees (collectively, the “Board”) recommended that each Fund’s shareholders elect three persons, Ms. Joyce Heinzerling and Messrs. Mitchell E. Appel and Daniel S. Vandivort, to serve as directors.  The Meetings were also called in light of the intention by Value Line, Inc. (“VLI”), the parent company of EULAV Asset Management, LLC, the Funds’ investment adviser (“the Adviser”) and EULAV Securities, Inc., the Funds’ principal underwriter (the “Distributor”), to restructure the ownership and control of the Adviser and the Distributor as more fully described in the Proxy Statement (the “Restructuring”).  Upon the closing of the Restructuring (the “Closing”) each Fund’s current investment advisory agreement with the Adviser (the “Current Investment Advisory Agreement”) will terminate. As a result, the new investment advisory agreement between the restructured Adviser (which will be named EULAV Asset Management) and each Fund (the “New Investment Advisory Agreement”) was proposed.  Upon the Closing, which is expected to occur prior to December 23, 2010, the newly elected directors are expected to begin serving on the Board and the Funds and the restructured Adviser are expected to execute the New Investment Advisory Agreements approved by the shareholders.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS
FOR FUTURE REFERENCE